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                                                                    EXHIBIT 23.1
                                                                      (FORM S-8)



                        CONSENT OF DELOITTE & TOUCHE LLP



INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Duraswitch Industries, Inc. on Form S-8 of our report dated February 15, 2002, appearing in the Annual Report on Form 10-K of Duraswitch Industries, Inc. for the year ended December 31, 2001.


/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP


Phoenix, Arizona

June 3, 2002